UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 28, 2005

NATIONAL VISION, INC.
(Exact name of registrant as specified in its charter)

Commission File No:   001-16635

Georgia	58-1910859
(State or other jurisdiction of	(I.R.S. employer identification
incorporation or organization)	number)

296 Grayson Highway
Lawrenceville, Georgia 30045

(770)-822-3600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On February 28, 2005, the Company made a mandatory redemption payment of $4,858,000 under the terms of the indenture governing its senior secured notes due 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL VISION, INC.

By:	/s/ Paul A. Criscillis, Jr.
Date: March 1, 2005	Paul A. Criscillis, Jr. Senior Vice President, Chief Financial Officer